EXHIBIT 24.1


                               POWER OF ATTORNEY

                                   FORM S-3


                  The undersigned, a member of the Board of Directors of CalEnergy Company, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Steven A. McArthur, John G. Sylvia and Gregory E. Abel and each of them, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her stead, in any and all capacities, to sign on his/her behalf any and all Registration Statements filed by the Company on Form S-3 relating to the offering of 2,000,000 6-1/4% Term Income Deferrable Equity Securities (TIDESSM) as they may be amended from time to time and to execute any amendments thereto (including post-effective amendments) or certificates that may be required in connection with such Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection with such Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, with the full power and authority to do and perform each and every act and thing necessary or advisable to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






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                               POWER OF ATTORNEY

                                   FORM S-3




Date: July 12, 1996
     ----------------


/s/ DAVID L. SOKOL                           /s/ RICHARD R. JAROS
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DAVID L. SOKOL                               RICHARD R. JAROS


/s/ EDGAR D. ARONSON                         /s/ BERNARD W. REZNICEK
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EDGAR D. ARONSON                             BERNARD W. REZNICEK


/s/ JUDITH E. AYRES                          /s/ WALTER SCOTT, JR.
- ------------------------------               --------------------------------
JUDITH E. AYRES                              WALTER SCOTT, JR.


/s/ JAMES Q. CROWE                           /s/ JOHN R. SHINER
- ------------------------------               --------------------------------
JAMES Q. CROWE                               JOHN R. SHINER


/s/ RICHARD K. DAVIDSON                      /s/ DAVID E. WIT
- ------------------------------               --------------------------------
RICHARD K. DAVIDSON                          DAVID E. WIT


/s/ BEN HOLT
- ------------------------------
BEN HOLT



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